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                                                                   EXHIBIT 10.33

                                  AMENDMENT TO

                              EMPLOYMENT AGREEMENT

     AMENDMENT, effective as of the 30th day of March, 2001 to the Employment Agreement dated as of July 25, 1997 and amended as of December 8, 2000 among Donna Karan International Inc. (the "Company"), a Delaware corporation, The Donna Karan Company ("DKCo."), a New York partnership and John D. Idol ("Executive").

                              W I T N E S S E T H:

     WHEREAS, the Company, DKCo. and the Executive have previously entered into the Employment Agreement; and

     WHEREAS, the Company, DKCo. and the Executive desire to further amend the Employment Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

     1. Section 10(b) of the Employment Agreement is hereby clarified, effective as of March 30, 2001, by adding the following language at the end thereof:

          "For purposes of Section 10(b)(ii), a vote cast by the Executive in his capacity as a member of the Board (whether in favor of or against a proposal put before the Board for a vote) shall not constitute a corporate action initiated or recommended by the Executive."

     2. Agreement Otherwise Unchanged. The Employment Agreement, as so amended, shall remain in full force and effect.

     3. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute the same agreement.

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     IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

                                            DONNA KARAN INTERNATIONAL INC.


                                            By:___________________________
                                               Name:
                                               Title:

                                            THE DONNA KARAN COMPANY

                                            By: DONNA KARAN INTERNATIONAL INC.,
                                                GENERAL PARTNER


                                            By:___________________________
                                               Name:
                                               Title:

                                            EXECUTIVE


                                            ------------------------------
                                               John D. Idol




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